UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 9, 2023

Coherent Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Coherent Corp. (the “Company”) held its Annual Meeting of Shareholders on November 9, 2023 (the “Annual Meeting”). At the Annual Meeting the Company’s shareholders approved the amendment and restatement of the 2018 Omnibus Incentive Plan (the “Coherent Corp. Omnibus Incentive Plan”) to add additional shares to be available for awards, as well as additional shares to be added to the reserve in connection with the expiration, forfeiture or termination of outstanding awards under the Coherent, Inc. Equity Incentive Plan, which was assumed by the Company in connection with its acquisition of Coherent, Inc.

A summary of the Coherent Corp. Omnibus Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 29, 2023 (the “2023 Proxy Statement”) under the section titled “Approval of the Amendment and Restatement of the 2018 Omnibus Incentive Plan (Proposal 4)” and is incorporated herein by reference.

The summary of the Coherent Corp. Omnibus Incentive Plan is qualified in its entirety by reference to the full text of the Coherent Corp. Omnibus Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

At the Annual Meeting the Company’s shareholders approved the amendment and restatement of the 2018 Employee Stock Purchase Plan (the “Coherent Corp. Employee Stock Purchase Plan”) to add additional shares to be available for awards.

A summary of the Coherent Corp. Employee Stock Purchase Plan was included in the 2023 Proxy Statement under the section titled “Approval of the Amendment and Restatement of the 2018 Employee Stock Purchase Plan (Proposal 5)” and is incorporated herein by reference.

The summary of the Coherent Corp. Employee Stock Purchase Plan is qualified in its entirety by reference to the full text of the Coherent Corp. Employee Stock Purchase Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) As of September 11, 2023, the record date for the Annual Meeting (the “Record Date”), there were 151,411,359 shares of the Company’s common stock, no par value (“Common Stock”), outstanding and entitled to vote at the Annual Meeting. In addition, 75,000 shares of the Company’s Series B-1 Convertible Preferred Stock, no par value (“Series B-1 Preferred Stock”), and 140,000 shares of the Company’s Series B-2 Convertible Preferred Stock, no par value (“Series B-2 Preferred Stock”), were issued and outstanding as of the Record Date and entitled to vote as one class with the Common Stock on an as-converted basis. A total of 153,324,104 votes outstanding, representing approximately 86% of the total number of votes entitled to be cast at the Annual Meeting, were present in person or by proxy at the Annual Meeting.

(b) At the Annual Meeting, the Company’s shareholders elected Joseph J. Corasanti, Patricia Hatter, Stephan A. Skaggs and Sandeep Vij as Class Three Directors to serve until the Company’s 2026 annual meeting of shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Joseph J. Corasanti

For	Against	Abstain	Broker Non-Votes
91,970,662	20,746,137	524,406	12,334,360

Patricia Hatter

For	Against	Abstain	Broker Non-Votes
106,026,336	6,688,456	526,413	12,334,360

Stephan A. Skaggs

For	Against	Abstain	Broker Non-Votes
110,779,723	1,928,734	532,748	12,334,360

Sandeep Vij

For	Against	Abstain	Broker Non-Votes
109,725,266	2,983,513	532,426	12,334,360

At the Annual Meeting, the Company’s shareholders approved (on a non-binding advisory basis) the Company’s executive compensation of named executive officers in the Company’s fiscal year 2023, as disclosed in the 2023 Proxy Statement (“Proposal 2”). Proposal 2 received the following votes:

For	Against	Abstain	Broker Non-Votes
104,629,606	8,296,706	314,893	12,334,360

At the Annual Meeting, the Company’s shareholders approved (on a non-binding advisory basis) one year as the frequency of future non-binding advisory shareholder votes on the compensation paid to our named executive officers, as disclosed in the 2023 Proxy Statement (“Proposal 3”). Proposal 3 received the following votes:

1 Year	2 Years	3 Years	Abstain
110,194,662	291,988	2,058,113	696,442

In accordance with the recommendation of the Company’s Board of Directors on this matter and these voting results, the Company has determined to hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers each year until the next shareholder vote on the frequency of such non-binding advisory votes. A shareholder vote on the frequency of such non-binding advisory votes is required to be held at least once every six years.

At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the 2018 Omnibus Incentive Plan, as disclosed in the 2023 Proxy Statement (“Proposal 4”). Proposal 4 received the following votes:

For	Against	Abstain	Broker Non-Votes
106,148,463	6,945,475	147,267	12,334,360

At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the 2018 Employee Stock Purchase Plan, as disclosed in the 2023 Proxy Statement (“Proposal 5”). Proposal 5 received the following votes:

For	Against	Abstain	Broker Non-Votes
111,742,258	1,430,378	68,569	12,334,360

At the Annual Meeting, the Company’s shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2024 (“Proposal 6”). Proposal 6 received the following votes:

For	Against	Abstain	Broker Non-Votes
122,771,731	1,658,920	1,144,914	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	Coherent Corp. Omnibus Incentive Plan.

10.2	Coherent Corp. Employee Stock Purchase Plan.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: November 13, 2022	By:	/s/ Ronald Basso
Ronald Basso
Chief Legal and Compliance Officer